Exhibit 99.3
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited                        Case No. 03-12637(MFW)
       ---------------------------                                 -------------
                                                 Reporting Period: October 2003
                                                                   -------------

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document      Explanation
Required Documents                                                        Form No.               Attached       Attached
--------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1                  N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (Con't)          N/A
     Copies of bank statements                                                                   N/A
     Cash disbursements journals                                                                 N/A
Statement of Operations                                                   MOR-2                  Yes
Balance Sheet                                                             MOR-3                  Yes
Status of Postpetition Taxes                                              MOR-4                  N/A
     Copies of IRS Form 6123 or payment receipt                                                  N/A
     Copies of tax returns filed during reporting period                                         N/A
Summary of Unpaid Postpetition Debts                                      MOR-4                  None
     Listing of aged accounts payable                                                            N/A
Accounts Receivable Reconciliation and Aging                              MOR-5                  None
Debtor Questionnaire                                                      MOR-5                  N/A
--------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                    November 20, 2003
--------------------------------------               -----------------
Signature of Debtor                                  Date

/s/ Alan L. Hunte                                    November 20, 2003
--------------------------------------               -----------------
Signature of Joint Debtor                            Date

/s/ Alan L. Hunte                                    November 20, 2003
--------------------------------------               -----------------
Signature of Authorized Individual*                  Date

Alan L. Hunte                                        November 20, 2003
--------------------------------------               -----------------
Printed Name of Authorized Individual*               Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership;

     LaSalle Re Holdings Limited                         Case No. 03-12637 (MFW)
-------------------------------------                             --------------
                Debtor                          Reporting Period: October 2003
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

===================================================================================================
                                                             Month Ended             Cumulative
REVENUES                                                     October 2003           Filing to Date
===================================================================================================
Gross Revenues                                             $            --         $            --
---------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                            --                      --
---------------------------------------------------------------------------------------------------
Net Revenue                                                $            --         $            --
---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------
Beginning Inventory                                                     --                      --
---------------------------------------------------------------------------------------------------
Add: Purchases                                                          --                      --
---------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                       --                      --
---------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                    --                      --
---------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                  --                      --
---------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      --                      --
---------------------------------------------------------------------------------------------------
Gross Profit                                                            --                      --
---------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
Advertising                                                             --                      --
---------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                  --                      --
---------------------------------------------------------------------------------------------------
Bad Debts                                                               --                      --
---------------------------------------------------------------------------------------------------
Contributions                                                           --                      --
---------------------------------------------------------------------------------------------------
Employee Benefits Programs                                              --                      --
---------------------------------------------------------------------------------------------------
Insider compensation*                                                   --                      --
---------------------------------------------------------------------------------------------------
Insurance                                                               --                      --
---------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                 --                      --
---------------------------------------------------------------------------------------------------
Office Expense                                                          --                      --
---------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                          --                      --
---------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                 --                      --
---------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                  --                      --
---------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                               --                      --
---------------------------------------------------------------------------------------------------
Supplies                                                                --                      --
---------------------------------------------------------------------------------------------------
Taxes-Payroll                                                           --                      --
---------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                       --                      --
---------------------------------------------------------------------------------------------------
Taxes-Other                                                             --                      --
---------------------------------------------------------------------------------------------------
Travel and Entertainment                                                --                      --
---------------------------------------------------------------------------------------------------
Utilities                                                               --                      --
---------------------------------------------------------------------------------------------------
Other (attach schedule)                                                 --                      --
---------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                            --                      --
---------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                     --                      --
---------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                         --                      --
---------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  (7,972,350)             (9,014,494)
---------------------------------------------------------------------------------------------------
Interest Expense                                                        --                      --
---------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                         --                      --
---------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                   (7,972,350)             (9,014,494)
---------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------------
Professional Fees                                                       --                      --
---------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                             --                      --
---------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                             --
---------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                              --                      --
---------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                       --                      --
---------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                         --                      --
---------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                           --                      --
---------------------------------------------------------------------------------------------------
Income Taxes                                                            --                      --
---------------------------------------------------------------------------------------------------
Net Profit (Loss)                                          $    (7,972,350)        $    (9,014,494)
===================================================================================================

                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

========================================================================================
                                               Month Ended                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  October 2003               Filing to Date
========================================================================================
---------------------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                   (7,972,350)                 (9,014,494)
---------------------------------------------------------------------------------------
Total Other Income                              (7,972,350)                 (9,014,494)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------

                                                                      FORM MOR-2

  LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
--------------------------------                                 ---------------
             Debtor                            Reporting Period: October 2003
                                                                 ---------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF           BOOK VALUE ON
                               ASSETS                                        CURRENT REPORTING MONTH          PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                             --                          --
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                                             --
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                          --
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                        --                          --
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                        --                          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                             $            --             $            --
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                          --
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                          --
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                      --                          --
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                        --                          --
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                          --
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                       $            --             $            --
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                            --                          --
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                        30,323,750                  49,900,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                               $    30,323,750             $    49,900,000
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     $    30,323,750             $    49,900,000
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH           PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                          --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                          --
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                          --
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                              --                          --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                   $            --             $            --
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                          --
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                          --
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         5,804,000                   5,804,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                         5,804,000             $     5,804,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                $     5,804,000                   5,804,000
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                         95,432,000                  95,432,000
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           307,914,000                 307,914,000
-----------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                          --
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (358,939,000)               (358,939,000)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                     (9,014,494)                         --
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (10,872,757)                   (311,000)
-----------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                          --
-----------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                 $    24,519,750             $    44,096,000
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             $    30,323,750             $    49,900,000
=============================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

  LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
--------------------------------                                 ---------------
             Debtor                            Reporting Period: October 2003
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                      BOOK VALUE AT END OF                   BOOK VALUE ON
                 ASSETS                             CURRENT REPORTING MONTH                  PETITION DATE
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries                    30,323,750                        49,900,000
                                                       ----------------                  ----------------
TOTAL OTHER ASSETS                                           30,323,750                        49,900,000
                                                       ----------------                  ----------------

ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                        (10,872,757)                         (311,000)

                                                                      FORM MOR-3
                                                                          (9/99)